UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MIMEDX GROUP, INC.

(Name of registrant as specified in its charter)

Payment of the filing fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

Your Vote Counts! MIMEDX GROUP, INC. 2025 Annual Meeting Vote by June 17, 2025 11:59 PM ET MIMEDX GROUP, INC. 1775 WEST OAK COMMONS CT. NE MARIETTA, GA 30062 V74425-P32096 You invested in MIMEDX GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 18, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance.

1. Election of Directors Nominees: Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1a. M. Kathleen Behrens, Ph.D. For 1b. Joseph H. Capper For 1c. James L. Bierman For 1d. William A. Hawkins, III For 1e. Cato T. Laurencin, M.D. For 1f. K. Todd Newton For 1g. Tiffany Olson For 1h. Dorothy Puhy For 1i. Martin P. Sutter For 2. Advisory approval of executive compensation. For 3. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal For year e ding December 31, 2025. 4. Amendment of 2016 Equity and Cash Incentive Plan. For 5. Advisory vote on frequency of advisory vote on executive compensation. 1 Year NOTE: The proxies will vote in their discretion regarding such other business as may properly come before the meeting or any adjournment or any postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V74426-P32096